Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the quarterly Report of Frontier  Communications  Corporation (the "Company") on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Donald R. Shassian,  Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all  material respects,  the financial  condition and results of operations  of the Company.

/s/ Donald R. Shassian______________________
Donald R. Shassian
Executive Vice President and Chief Financial Officer
May 9, 2012

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been  provided to Frontier  Communications  Corporation and will be retained by Frontier  Communications  Corporation and  furnished  to the Securities and Exchange Commission or its staff upon request.